SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                          FORM 8-K AMENDED

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 1998

                 CHRONICLE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Georgia                        333-34283                       58-2235301
(State or other jurisdiction  (Commission                   (IRS Employer
of incorporation)             File Number)            Identification No.)

140 First Avenue N.E., Cairo, Georgia                   31728
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (912)377-2111

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(a)  Financial statements

The audited financial statements for Bright Now, Inc. and Southern Paper & Converters, Inc. required to be filed as a part of this report not later than sixty days following the date the initial report was filed with the Commission cannot be filed at this time. The Registrant anticipates such audited financial statements will be available for filing at the time its annual report on Form 10-K is required to be filed on December 29, 1998.

(b) Pro forma financial information.

The pro forma financial information required to be filed as a part of this report not later than sixty days following the date the initial report was filed with the Commission cannot be filed at this time. The Registrant anticipates such audited financial statements will be available for filing at the time its annual report on Form 10-K is required to be filed on December 29, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chronicle Communications, Inc.

By:  /s/ John V. Whitman, Jr.
     John V. Whitman, Jr., Chief Executive Officer

Date:  December 14, 1998